Exhibit 99.4
Last Updated 10/27/2006
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2005

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)

1	Arizona Public Service	$27	$64	$61	$18	$170	$(30)
2	Pinnacle West Energy	(21)	12	(71)	(6)	(85)	(27)
3	APS Energy Services	(3)	1	—	(3)	(6)	(9)
4	SunCor	9	11	7	13	39	(2)
5	El Dorado	(1)	—	—	—	(2)	(35)
6	Parent Company	19	(3)	88	2	107	79

7	Income From Continuing Operations	30	85	85	24	223	(24)

8	Income (Loss) From Discontinued Operations — Net of Tax	(6)	(58)	19	(3)	(47)	(43)
9	Cumulative Effect of Change in Accounting — Net of Tax	—	—	—	—	—	—

10	Net Income	$24	$27	$104	$21	$176	$(67)

	EARNINGS PER SHARE BY SUBSIDIARY — DILUTED

11	Arizona Public Service	$0.30	$0.66	$0.62	$0.19	$1.77	$(0.41)
12	Pinnacle West Energy	(0.23)	0.13	(0.72)	(0.06)	(0.89)	(0.26)
13	APS Energy Services	(0.04)	0.01	—	(0.04)	(0.06)	(0.09)
14	SunCor	0.09	0.11	0.07	0.13	0.40	(0.05)
15	El Dorado	(0.01)	—	(0.01)	(0.01)	(0.02)	(0.38)
16	Parent Company	0.21	(0.03)	0.90	0.03	1.11	0.81

17	Income From Continuing Operations	0.32	0.88	0.86	0.24	2.31	(0.38)

18	Income (Loss) From Discontinued Operations — Net of Tax	(0.05)	(0.60)	0.19	(0.02)	(0.49)	(0.46)
19	Cumulative Effect of Change in Accounting — Net of Tax	—	—	—	—	—	—

20	Net Income	$0.27	$0.28	$1.05	$0.22	$1.82	$(0.84)

21	BOOK VALUE PER SHARE	$32.50	$32.89	$35.81	$34.58	$34.58	$2.44

	COMMON SHARES OUTSTANDING (Thousands)

22	Average — Diluted	92,045	96,299	98,816	99,050	96,590	5,058
23	End of Period	92,103	98,442	98,881	99,057	99,057	7,264
See Glossary of Terms

Last Updated 10/27/2006
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2005

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	REGULATED ELECTRICITY SEGMENT
	Retail
24	Residential	$190	$268	$414	$207	$1,079	$95
25	Business	209	281	308	243	1,041	63

26	Total retail	399	549	722	450	2,120	158
	Wholesale revenue on delivered electricity
27	Traditional contracts	3	5	9	6	23	7
28	Off-system sales	—	12	8	20	40	40
29	Transmission for others	7	7	7	5	26	(6)
30	Other miscellaneous services	7	7	7	7	28	3

31	Total regulated operating electricity revenues	416	580	753	488	2,237	202

	MARKETING AND TRADING SEGMENT
32	Electricity and other commodity sales	89	71	107	83	351	(50)

33	Total operating electric revenues	$505	$651	$860	$571	$2,588	$152

	ELECTRIC SALES (GWH)

	REGULATED ELECTRICITY SEGMENT
	Retail sales
34	Residential	2,367	2,889	4,449	2,518	12,223	696
35	Business	3,042	3,684	4,100	3,427	14,254	428

36	Total retail	5,409	6,573	8,549	5,945	26,477	1,124
	Wholesale electricity delivered
37	Traditional contracts	155	200	269	227	850	141
38	Off-system sales	—	598	212	526	1,336	1,336
39	Retail load hedge management	750	702	1,026	532	3,010	278

40	Total regulated electricity	6,314	8,073	10,056	7,230	31,673	2,879

	MARKETING AND TRADING SEGMENT
41	Wholesale sales of electricity	6,060	5,009	7,263	5,240	23,572	(6,606)

42	Total electric sales	12,374	13,082	17,319	12,470	55,245	(3,727)

See Glossary of Terms

Last Updated 10/27/2006
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2005

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	POWER SUPPLY ADJUSTOR (“PSA”) - REGULATED ELECTRICITY SEGMENT (Dollars in Millions)

43	Deferred fuel and purchased power regulatory asset — beginning balance	$—	$—	$38	143	$—	$—
44	Deferred fuel and purchased power costs — current period	—	38	104	29	171	171
45	Interest on deferred fuel	—	—	1	1	2	2
46	Amounts recovered through revenues	—	—	—	—	—	—

47	Deferred fuel and purchased power regulatory asset — ending balance	$—	$38	$143	$173	$173	$173

	MARKETING AND TRADING SEGMENT PRETAX GROSS MARGIN ANALYSIS (Dollars in Millions)

	Realized and Mark-To-Market Components
48	Electricity and other commodity sales, realized (a)	$12	$18	$3	$22	$55	$(9)
49	Mark-to-market reversals on realized sales (a) (b)	(3)	(8)	3	(17)	(16)	(11)
50	Change in mark-to-market value of forward sales	10	3	14	1	20	(1)

51	Total gross margin	$19	$13	$20	$6	$59	$(21)

	By Pinnacle West Entity

52	Parent company marketing and trading division	$21	$6	$26	$5	$59	$34
53	APS	(4)	3	(8)	3	(6)	(1)
54	Pinnacle West Energy	5	—	—	—	5	(41)
55	APS Energy Services	(3)	4	2	(2)	1	(13)

56	Total gross margin	$19	$13	$20	$6	$59	$(21)

(a)	Net effect on pretax gross margin from realization of prior-period mark-to-market included in line 48 and in line 49 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 48 are included in line 49. For example, line 49 shows that a prior-period mark-to-market gain of $16 million was transferred to “realized” for the total year 2005. A $16 million realized gain is included in the $55 million on line 48 for the total year 2005.

(b)	Quarterly amounts do not total to annual amounts because of intra-year mark-to-market eliminations.
See Glossary of Terms

Last Updated 10/27/2006
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2005

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
57	Residential	889,967	888,509	895,789	911,623	896,472	37,403
58	Business	109,795	110,658	111,648	112,569	111,168	4,053

59	Total	999,762	999,167	1,007,437	1,024,192	1,007,640	41,456
60	Wholesale customers	81	76	78	77	78	(3)

61	Total customers	999,843	999,243	1,007,515	1,024,269	1,007,718	41,453

62	Customer growth (% over prior year)	4.0%	4.2%	4.5%	4.5%	4.3%	0.6%

	RETAIL SALES (GWH) - WEATHER NORMALIZED

63	Residential	2,439	2,905	4,421	2,515	12,280	572
64	Business	3,058	3,693	4,120	3,414	14,286	415

65	Total	5,497	6,598	8,541	5,929	26,566	987

	RETAIL USAGE (KWh/Average Customer)

66	Residential	2,660	3,252	4,967	2,763	13,635	217
67	Business	27,706	33,292	36,723	30,444	128,514	(878)

	RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)

68	Residential	2,741	3,269	4,935	2,758	13,698	70
69	Business	27,860	33,377	36,899	30,332	128,507	(987)

	ELECTRICITY DEMAND (MW)

70	System peak demand	3,997	6,458	7,000	5,169	7,000	598
See Glossary of Terms

Last Updated 10/27/2006
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2005

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ENERGY SOURCES (GWH)

	Generation production
71	Nuclear	2,247	1,619	2,147	1,496	7,509	(674)
72	Coal	2,940	3,088	3,574	3,458	13,060	394
73	Gas, oil and other	1,128	2,129	3,064	2,114	8,435	3,107

74	Total generation production	6,315	6,836	8,785	7,068	29,004	2,827

	Purchased power
75	Firm load	586	880	1,589	402	3,474	(851)
76	Marketing and trading	5,832	5,984	7,795	6,102	25,713	(4,479)

77	Total purchased power	6,418	6,864	9,384	6,504	29,187	(5,330)

78	Total energy sources	12,733	13,700	18,169	13,572	58,191	(2,503)

	POWER PLANT PERFORMANCE

	Capacity Factors
79	Nuclear	94%	67%	88%	61%	77%	(7)%
80	Coal	80%	83%	95%	91%	87%	3%
81	Gas, oil and other	17%	29%	39%	27%	28%	8%
82	System average	49%	51%	62%	50%	53%	2%

	Generation Capacity Out of Service and Replaced for Native Load (average MW/day) (a)
83	Nuclear	52	329	107	419	114	(45)
84	Coal	195	244	47	103	73	(55)
85	Gas	212	164	140	226	93	45

86	Total	459	737	294	748	280	(54)

(a)	Includes planned and unplanned outages
See Glossary of Terms

Last Updated 10/27/2006
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2005

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ENERGY MARKET INDICATORS (a)

	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
87	Palo Verde	$49.74	$53.33	$78.94	$83.58	$66.40	$17.10
88	SP15	$55.70	$55.19	$83.21	$97.65	$72.94	$17.74
	Off-Peak
89	Palo Verde	$37.04	$33.03	$52.35	$67.79	$47.55	$12.81
90	SP15	$40.96	$34.73	$56.08	$76.45	$52.06	$13.44

	WEATHER INDICATORS

	Actual
91	Cooling degree-days	34	1,538	2,583	508	4,663	(31)
92	Heating degree-days	457	1	—	308	766	(219)
93	Average humidity	56%	20%	29%	30%	34%	2%
	10-Year Averages
94	Cooling degree-days	99	1,547	2,541	437	4,623	—
95	Heating degree-days	514	31	—	386	930	—
96	Average humidity	41%	23%	33%	39%	34%	0%

	ECONOMIC INDICATORS

	Building Permits — Metro Phoenix (b)
97	Single-family	10,356	12,013	11,577	9,312	43,258	(4,859)
98	Multi-family	1,741	1,645	2,360	2,032	7,778	192

99	Total	12,097	13,658	13,937	11,344	51,036	(4,667)

	Arizona Job Growth (c)
100	Payroll job growth (% over prior year)	4.8%	5.5%	6.1%	6.0%	5.6%	2.2%
101	Unemployment rate (%, seasonally adjusted)	4.5%	4.7%	4.8%	4.7%	4.7%	(0.3)%

Sources:

(a)	Average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c)	Arizona Department of Economic Security
See Glossary of Terms